SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. _)


                 Filed by Registrant /X/
                 Filed by a Party other than the Registrant / /

                 Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.1a-12

                           CELESTIAL SEASONINGS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):


/X/        No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
           1) Title of each class of securities to which transaction applies:

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           2)   Aggregate number of securities to which transaction applies:

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           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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           5)   Total fee paid:

/ /             Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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                           CELESTIAL SEASONINGS, INC.
                              4600 Sleepytime Drive
                             Boulder, CO 80301-3292



                                  May 18, 2000


Dear Stockholder:
     Recently, we mailed you proxy material relating to a special meeting of Celestial Seasonings stockholders scheduled for Tuesday, May 30, 2000. According to our records, your proxy for this important meeting has not yet been received. At the meeting, you are being asked to consider and approve the merger of your Company into The Hain Food Group, Inc. If the merger is completed, you will receive 1.265 shares of Hain common stock for each share of Celestial Seasonings common stock owned. The proposed merger is fully described in the joint proxy statement/prospectus previously mailed to you. Your Board of Directors believes the merger is in the best interests of Celestial Seasonings stockholders and unanimously recommends a vote FOR its adoption. Regardless of the number of shares you own, it is important that they are represented and voted at the special meeting. Accordingly, you are requested to complete and return the enclosed duplicate proxy at your earliest convenience. You may also vote by touch-tone telephone or over the internet by following the instructions on the enclosed form of proxy. Your interest and participation in the affairs of your Company are appreciated.
Sincerely,

/s/

Mo Siegel
Chairman of the Board